UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrants	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Proxy Statement

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2026

April 29, 2026

To Our Stockholders:

You are cordially invited to attend our 2026 Annual Meeting of Stockholders of BlockchAIn Digital Infrastructure, Inc., which will be held at 2 p.m. (Eastern Daylight time) on June 16, 2026. The Annual Meeting will be a completely virtual meeting and will be conducted via live webcast on the Internet, providing a consistent experience for all stockholders regardless of location.

You will be able to register to attend the meeting, starting on April 17, 2026 (the “Record Date”), and attend the meeting, by logging in to the following webcast and following the instructions at: https://stctransfer.zoom.us/webinar/register/WN_6P10Hp-dQYu4-GKFgiDODQ

If you are a stockholder of record, you will be able to vote your shares electronically during the Annual Meeting by logging into and following the instructions at https://onlineproxyvote.com/AIB/2026. If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating, and returning the voting instruction form in the postage-paid envelope provided.

The Annual Meeting will be held for the purpose of considering and voting on the following proposals:

1.      To elect two directors to serve as Class I directors on our Board of Directors for a term of three years or until their successors are duly elected and qualified, for which the following are nominees: Daniel Nelson and Hongfei Zhang;

2.      To ratify the appointment of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm for the fiscal years ending December 31, 2025 and 2026; and

3.      To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 17, 2026 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by the Internet.

By Order of the Board of Directors,

/s/ Jerry Tang
Jerry Tang
Chairman, Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2026

This Notice, the accompanying Proxy Statement for the 2026 Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 are first being mailed and made available on https://onlineproxyvote.com/AIB/2026, on or about May 5, 2026.

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BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of BlockchAIn Digital Infrastructure, Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 2 p.m. (Eastern Daylight time) on June 16, 2026 via live webcast using the following information:

Webcast: https://stctransfer.zoom.us/webinar/register/WN_6P10Hp-dQYu4-GKFgiDODQ

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, holders of our common stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors is soliciting your proxy to vote at the Annual Meeting.

You are invited to attend the Annual Meeting to vote on the proposals for which you may vote, as described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed, or otherwise made available?

The notice, this Proxy Statement, and the proxy card for stockholders of record were mailed or made available, as the case may be, beginning on or about May 5, 2026, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available on our website at https://oneblockchain.ai/ under “SEC Filings” and on the Securities and Exchange Commission website at www.sec.gov.

Who is entitled to vote?

Stockholders of record at the close of business on April 17, 2026 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were 37,646,133 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date.

Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal executive offices at 1540 Broadway, Suite 1010, New York, New York 10036 by contacting our CFO via telephone at (646) 493-2993 for information regarding providing proof of eligibility to view the list.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting online. Please note that if you hold your shares in “street name” (in other words, through a broker, bank or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by the Internet.

If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by the Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

How do I attend the virtual Annual Meeting?

All stockholders must register in advance to attend the Annual Meeting, with registration closing at 5:00 p.m. Eastern Time on June 15, 2026. If you do not complete the advance registration process, you may still attend the virtual Annual Meeting as a guest, however, you will not be able to vote your shares at the Annual Meeting.

If you do not have Internet access, you may listen to the meeting via telephone, provided that you have pre-registered. Use the dial-in information supplied upon registration. If you are located outside the United States and Canada (standard rates apply). Please note that you will not be able to vote or ask questions at the Annual Meeting if you choose to participate telephonically.

Stockholders of Record

If you are a registered shareholder, you will receive a proxy card from the Transfer Agent. The form contains instructions on how to attend the virtual Annual Meeting including the URL address. If you hold your shares directly you will also receive your control number. You will need your control number for access. If you hold your shares directly and do not have your control number, contact the Transfer Agent at (469) 633-0101.

You can pre-register to attend the virtual Annual Meeting starting on the Record Date. Enter the URL address https://stctransfer.zoom.us/webinar/register/WN_6P10Hp-dQYu4-GKFgiDODQ into your browser, enter your control number, name and email address. Once registered shareholders have submitted a registration request for the meeting and such request has been validated and approved , they will receive, via email, a unique link to access the meeting together with detailed instructions for joining the meeting by computer or telephone.

At the start of the Annual Meeting you will need to log in again using your control number. If you vote during the Annual Meeting you will need to go online to https://onlineproxyvote.com/AIB/2026 and will also be prompted to enter your control number.

Beneficial Owners

Shareholders who hold their investments through a bank, broker or other nominee who wish to attend the virtual Annual Meeting will need to pre-register in advance. In order to pre-register, you must first obtain a valid legal proxy from your broker, bank or nominee reflecting your ownership of shares as of the Record Date and submit proof of such ownership to the Transfer Agent on or prior to June 12, 2026. Upon receipt and verification of the required documentation, the Transfer Agent will approve your registration and provide you with instructions on how to access the meeting platform.

What constitutes a quorum?

The presence, in person or represented by proxy, of the holders of one-third (33%) of the voting power of the issued and outstanding common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to: (i) elect the two director nominees named in this Proxy Statement to serve as Class I directors on the Company’s Board of Directors for a term as described in this Proxy Statement, (ii) ratify the appointment of Carr, Riggs & Ingram, L.L.C. as the Company’s independent registered public accounting firm for the years ending December 31, 2025 and December 31, 2026, and (iii) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote by using any of the following methods:

•        VOTE BY INTERNET:    You may use the Internet to vote by following the simple instructions on the enclosed proxy card. When voting by Internet, you will need to have your proxy card in hand, so that you can reference the required Control Number.

•        VOTE BY TELEPHONE:    You may use any touch-tone telephone to vote by following the simple instructions on the enclosed proxy card. You will need to have your proxy card in hand when you call so that you can reference the required Control Number.

•        VOTE BY MAIL:    You may vote by marking, signing and dating your proxy card and promptly returning it in the enclosed postage-paid envelope.

The persons named as your proxy holders on the proxy card will vote the shares represented by your proxy in accordance with the specifications you make. If no specification is made, such shares will be voted:

•        “FOR” the election of all of the nominees for director named in Proposal 1; and

•        “FOR” Proposal 2.

Please carefully consider the information contained in this proxy statement. Whether or not you expect to attend the virtual Annual Meeting in person, we urge you to vote by Internet or telephone, or by signing, dating and returning the enclosed proxy card as promptly as possible in the postage-paid envelope provided, to ensure your representation and the presence of a quorum at the Annual Meeting. Stockholders of record desiring to vote in person at the virtual Annual Meeting may vote using https://onlineproxyvote.com/AIB/2026.

Beneficial Owners.    If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee, please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating, and returning the voting instruction form in the postage-paid envelope provided.

Beneficial owners desiring to vote at the Annual Meeting will need to contact the broker, bank, trustee, or other nominee that is the holder of record of their shares to obtain a “legal proxy” to bring to the Annual Meeting.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by email, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the CFO of the Company, at 1540 Broadway, Suite 1010, New York, NY 10036,

that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet by logging into https://onlineproxyvote.com/AIB/2026 before 5:00 p.m., Eastern Time, on June 15, 2026, or by mail by returning your fully executed proxy card in the pre-paid envelope that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting via webcast by logging into the link that you will receive via email (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting online by logging into https://onlineproxyvote.com/AIB/2026, which automatically will cancel any proxy previously given, or revoking your proxy, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What happens if I do not submit a proxy card and do not vote by Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors, is considered to be a “non-routine” matter under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposal 1.

We believe that Proposal 2 concerning the ratification of the appointment of Carr, Riggs & Ingram, L.L.C. as the Company’s independent registered public accounting firm for the years ending December 31, 2025 and December 31, 2026, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 2.

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

With respect to Proposal 1, election of directors, a holder of common stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast for the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2, the ratification of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Proxies marked “ABSTAIN” will have the effect of a vote against Proposal 2.

What are the Board’s voting recommendations?

The Board recommends a vote “FOR”:

1.      election of each of the two director nominees named in this Proxy Statement to serve as Class I directors on the Board of Directors, each to serve for a term as described in this Proxy Statement; and

2.      ratification of the appointment of Carr, Riggs & Ingram, L.L.C. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2025 and December 31, 2026.

As of the date of this Proxy Statement, it is expected that Tiger Cloud LLC, a Delaware limited liability company (“Tiger Cloud”), and VCV Digital Solutions LLC, a Delaware limited liability company (“VCV Digital Solutions”) will vote “FOR” approval of Proposals 1 and 2. As of the Record Date, Tiger Cloud and VCV Digital Solutions, collectively, are the record holders of 26,297,214 shares of common stock, which represents approximately 69.9% of the Company’s outstanding shares of common stock as of the Record Date. Mr. Jerry Tang, the Chairman of our Board, Chief Executive Officer and President of the Company, holds voting and investment power over the shares of common stock owned by Tiger Cloud and VCV Digital Solutions.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company may pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

PROPOSAL 1
ELECTION OF DIRECTORS

At this Annual Meeting, two (2) individuals, comprising the entire Class I of the Board, whose current terms will expire at this Annual Meeting, are to be elected. The elected directors will serve for a three (3) year term as Class I directors and until a successor is duly elected and qualified. Each of the nominees currently serves as a Class I director on the Board. The Board of Directors is divided into three classes serving staggered three-year terms. Directors for each class are to be elected at the annual meeting of stockholders in the year in which the term for their class expires. Mr. Daniel Nelson and Mr. Hongfei Zhang are current Class I directors, whose terms expire at this Annual Meeting. The nominations of Mr. Nelson and Mr. Zhang have each been reviewed and recommended by the Nominating and Corporate Governance Committee and the Board of Directors.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated: Mr. Daniel Nelson and Mr. Hongfei Zhang to stand for election at the Annual Meeting, with each director holding office for a term of three years and until his successor has been duly elected and qualified or until his earlier death, retirement, resignation, or removal.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF DANIEL NELSON AND HONGFEI ZHANG, AS CLASS I DIRECTORS.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position
Daniel Nelson	63	Director
Hongfei Zhang	62	Director

Daniel Nelson has served as a member of the BlockchAIn Board since March 16, 2026. Mr. Nelson was a member of the board of directors of Signing Day Sports, Inc. (“Signing Day Sports”) from July 2022 to March 2026, was Signing Day Sports’ President from August 2022 to November 2022, was Signing Day Sports’ Chief Executive Officer from November 2022 to March 2026, and was Signing Day Sports’ Chairman from March 2023 to March 2026. Mr. Nelson began working in the financial services industry in 1986. In 1997, Mr. Nelson formed, and has since served as chief executive officer of, Daniel Nelson Financial Services Inc. (“Daniel Nelson Financial Services”), which focuses on the employee benefits market. For more than 30 years, Mr. Nelson has acquired extensive knowledge and experience in the financial services arena. Mr. Nelson also formed Daniel Nelson Financial Services to provide financial guidance for all individuals. We believe that Mr. Nelson is qualified to serve as a director of BlockchAIn due to his experience in finance, particularly with respect to the sports management division of Daniel Nelson Financial Services.

Hongfei Zhang has served as a member of the BlockchAIn Board since March 16, 2026. Since 2012, Mr. Zhang has been the managing partner of Knightsbridge Investment Group, a private equity and venture capital firm investing in technology, biotech and consumer related business, and the managing partner and co-founder of HEY Capital, an investment company investing in commercial mortgage-backed securities. Mr. Zhang currently serves on the board of several technology companies and is the chairman of YoujiVest Technology. Mr. Zhang is also the Vice Chair of Tsinghua Entrepreneur and Executive Club. From 2002 to 2012, Mr. Zhang served as Managing Director and Chief Risk Officer of Dexia Group, a Franco-Belgian financial institution. From 2001 to 2002, Mr. Zhang worked for Deutsche Bank as Vice President. Before 2001, Mr. Zhang was a Director of Nationwide Insurance Enterprise. Prior to his financial industry career, Mr. Zhang was a Professor at Ball State University and University of Texas at Austin. Mr. Zhang was also a research fellow at Argonne National Laboratory. Mr. Zhang is a Chartered Financial Analyst (CFA) and has a PhD in mathematics. We believe Mr. Zhang is qualified to serve as a director of BlockchAIn due to his capital markets experience, financial training, and advanced mathematics background.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

The following are brief biographical information of each of our directors who are not subject to election at the Annual Meeting, including their experience, qualifications, attributes and skills, which, taken as a whole, have enabled the Board to conclude that each such director should, in light of the Company’s business and structure, serve as a director of the Company.

Class II Directors — Term Expiring at Annual Meeting for 2027

Mohammad Hasham.    Since February 2025, Mr. Hasham has been a Partner, West Region Leader, of CFO Advisory & Capital Markets, CohnReznick LLP. From March 2024 to February 2025, Mr. Hasham was Managing Director at CohnReznick LLP. Since September 2024, Mr. Hasham served as Board Advisor for Acclara AI. From October 2022 to March 2024, Mr. Hasham was Managing Director at Grant Thornton LLP (US). From December 2018 to October 2022, Mr. Hasham was a Director of Technical Accounting at BDO USA LLP. From April 2015 to December 2018, Mr. Hasham was Senior Manager, Technical Accounting at SOAProjects, Inc. Mr. Hasham has CPA, CA and CMA certifications in Canada and a CPA certification in the United States. Mr. Hasham received his Bachelor of Business Administration from Wilfrid Laurier University in Waterloo, Canada. We believe Mr. Hasham is qualified to serve a director of BlockchAIn because of his career auditing both publicly-traded and privately-held companies and capital markets and consulting experience.

George Chuang.    Mr. Chuang has been the CEO of Lucy Labs, Inc., a proprietary trading firm focused on cryptocurrency, since 2017. He is recognized as a thought leader within the crypto finance industry, having served as an advisor to several crypto finance start-ups and spoken on multiple industry panels. Prior to founding Lucy Labs, Mr. Chuang held various operational and investment roles in private equity, venture capital, technology hardware, and equity sales and trading businesses in both Asia and the United States. He also previously served as a board member of Kaival Brands Innovations Group, Inc. (NASDAQ: KAVL). Mr. Chuang holds an MBA from the Yale School of Management and a BA in Economics from the University of Chicago. We believe Mr. Chuang is qualified to serve as a director of BlockchAIn because of his extensive leadership experience in cryptocurrency and financial markets, his strong background in investment and operations across multiple sectors and geographies, and his prior board and advisory roles in both public and private companies.

Class III Director — Term Expiring at Annual Meeting for 2028

Jerry Tang.    Mr. Tang has been the Chief Executive Officer of One Blockchain since October 2021 and the President of One Blockchain since January 2026. Since November 2021, Mr. Tang has also served as the Chief Executive Officer of TigerDC, an AI data center development company. Since December 2023, Mr. Tang has also been the Executive Chairman of Gentle Scan, a provider of breast cancer detection services. Since January 2024, Mr. Tang has also been the Chief Executive Officer of Atlas Cloud, an AI cloud infrastructure provider. Since March 2021, Mr. Tang also been Founding Partner of VCV Digital, a venture capital company specializing in technology, digital assets, blockchain, and AI. From January 2007 to March 2021, Mr. Tang was a managing director at Natixis, an investment bank. Mr. Tang received a MS in Engineering from Columbia University and a BS in Engineering from Huazhong University of Science & Technology. We believe that Mr. Tang is qualified to serve as a director of BlockchAIn given his deep knowledge of One Blockchain and his extensive executive and board experience with industry leading knowledge in artificial intelligence and digital infrastructure.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

CORPORATE GOVERNANCE

Board Meetings

On March 16, 2026, pursuant to the terms of a business combination agreement, dated May 27, 2025, as amended, the business combination (the “Business Combination”) by and among the Company, Signing Day Sports, One Blockchain LLC, a Delaware limited liability company, BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, closed.

Prior to the Business Combination, during the fiscal year ended December 31, 2025, the Company had a sole director who acted by written consent in lieu of meetings. Following the closing of the Business Combination, the Company established a new Board of Directors and committees in accordance with applicable listing standards.

Director Independence

The Board has determined that three of its five current members are “independent directors” as defined under the applicable rules of NYSE American and the Securities and Exchange Commission (the “SEC”). The three independent directors currently serving on the Board are Hongfei Zhang, Mohammad Hasham, and George Chuang. In making its determination of independence, the Board considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. NYSE American’s listing rules require that the Board be comprised of a majority of independent directors.

Board Leadership Structure

Mr. Jerry Tang serves as Chairman of the Board of Directors and the Company’s Chief Executive Officer and President.

The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board of Directors has not established a policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Tang has been closely involved in developing the Company’s business strategy and has extensive management experience. The Board believes that these qualities uniquely qualify Mr. Tang to lead and facilitate informed Board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also serving as the Chief Executive Officer and President, Mr. Tang is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of five directors, three of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman each year.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board, as disclosed in the descriptions of each of the committees herein, and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and will advise our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board satisfies its oversight responsibility through the review and discussion, as needed, of regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures and business risk management. The Compensation Committee conducts an annual risk assessment and assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking and remain consistent with the overall compensation philosophy and strategy of the Company. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cybersecurity risks and to respond to data breach, and the Board will receive reports from management on cybersecurity matters as part of its regular oversight of the Company’s risk management practices. In the event of a cybersecurity incident that management determines to be potentially material, the Audit Committee would be informed promptly, and the full Board would be notified as appropriate based on the nature and severity of the incident.

Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings.

Code of Ethics

We have adopted a code of business conduct and ethics which is applicable to all officers, employees and directors of the Company. Our code of business conduct and ethics has been posted on our corporate website, under the heading “Corporate Governance.”

Insider Trading Policy

We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of its securities by directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.

Board Committees and Committee Member Independence

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnote below. Our Board of Directors utilizes the NYSE American rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
George Chuang	X	X	C
Mohammad Hasham	C	X	X
Hongfei Zhang	X	C	X

____________

C — Indicates committee chair.

The following is a summary of the respective responsibilities of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website, under the heading “Corporate Governance.” The Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

Audit Committee

BlockchAIn’s audit committee consists of Hongfei Zhang, Mohammad Hasham, and George Chuang. The BlockchAIn Board has determined that each member of the audit committee satisfies the independence requirements under the NYSE American’s rules and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of the audit committee is Mr. Mohammad Hasham. The BlockchAIn Board has determined that Mr. Mohammad Hasham qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the BlockchAIn Board has examined each audit committee member’s scope of experience and the nature of their employment.

The primary purpose of the audit committee is to discharge the responsibilities of the BlockchAIn Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee BlockchAIn’s independent registered public accounting firm. Specific responsibilities of our audit committee include:

•        helping the BlockchAIn Board oversee corporate accounting and financial reporting processes;

•        managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit BlockchAIn’s financial statements;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, BlockchAIn’s interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing related person transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes BlockchAIn’s internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

The compensation committee consists of Hongfei Zhang, Mohammad Hasham, and George Chuang. The chair of the compensation committee is Hongfei Zhang. The BlockchAIn Board has determined that each member of the compensation committee is independent under the NYSE American’s listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of the compensation committee is to discharge the responsibilities of the BlockchAIn Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:

•        reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

•        reviewing and recommending to the BlockchAIn Board the compensation of directors;

•        administering the equity incentive plans and other benefit programs;

•        reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•        reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Hongfei Zhang, Mohammad Hasham, and George Chuang. The chair of the nominating and corporate governance committee is George Chuang. The BlockchAIn Board has determined that each member of the nominating and corporate governance committee is independent under the NYSE American’s listing standards.

Specific responsibilities of the nominating and corporate governance committee include:

•        identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on the BlockchAIn Board;

•        considering and making recommendations to the BlockchAIn Board regarding the composition and chairmanship of the committees of the BlockchAIn Board;

•        developing and making recommendations to the BlockchAIn Board regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and

•        overseeing periodic evaluations of the performance of the BlockchAIn Board, including its individual directors and committees.

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to BlockchAIn Digital Infrastructure, Inc. at 1540 Broadway, Suite 1010, New York, NY 10036. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

DIRECTOR COMPENSATION

Prior to the closing of the Business Combination on March 16, 2026, the Company had one director, who was not compensated. During the fiscal year ended, December 31, 2025, One Blockchain LLC, which is the operating company that is now a wholly-owned subsidiary, operated as a privately held company and did not have directors.

In connection with the closing of the Business Combination, the Company established a new Board of Directors and adopted an equity incentive plan. The equity incentive plan will provide for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. The Company is considering developing an executive compensation program designed to align compensation with its business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize and reward individuals who contribute to the long-term success of the Company. The compensation program has not yet been established.

Compensation of Directors

The Company did not have any non-employee directors during the fiscal year ended 2025. As a result, no compensation was paid.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, stockholders will be asked to ratify the appointment of Carr, Riggs & Ingram, L.L.C. (“CRI”) as our independent registered public accounting firm for the years ending December 31, 2025 and December 31, 2026. CRI was appointed as our independent registered public accounting firm in connection with the Business Combination. CRI served as the independent registered public accounting firm of One Blockchain prior to the Business Combination. CRI audited the Company’s financial statements for the fiscal year ending December 31, 2025 included in the Company’s Annual Report on Form 10-K.

If stockholders do not ratify the appointment of CRI, our Board may consider the selection of other independent registered public accounting firms, but will not be required to do so.

Stockholder ratification of the appointment of CRI is not required by our certificate of incorporation or our Bylaws. However, our Board of Directors is submitting the appointment of CRI to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2026 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We do not expect that representatives of CRI will be present at the Annual Meeting.

Principal Accountant Fees and Services

Fiscal year ended December 31, 2025

In connection with the Business Combination, CRI was appointed as our independent registered public accounting firm. CRI audited our consolidated balance sheet as of December 31, 2025, and the related consolidated statement of operations, consolidated statement of changes in stockholders’ equity (deficit), and consolidated statement of cash flows for the year ended December 31, 2025.

The Audit Committee has adopted policies and procedure for prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Fees for all services provided by our independent registered public accounting firm were pre-approved by the Audit Committee.

The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by our independent registered public accounting firm for the fiscal year ended December 31, 2025.

2025
Audit fees(1)	$124,200
Audit-related fees(2)	—
Tax fees	—
All other fees	0
Total	$124,200

____________

(1)      Audit fees consist of fees billed for professional services rendered for the audit and review of our financial statements and services that are normally provided by the above auditors in connection with statutory and regulatory filings or engagements.

(2)      Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.

Consistent with the rules of the SEC regarding auditor independence, our Board of Directors is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Our Board asks our independent registered public accounting firm to provide a detailed description of its services each year as a basis for its decision-making. The Board evaluates the proposals based on four categories: audit services, audit-related services, tax services, and other services; and determines the proper arrangement for each service according to its judgment as to our needs over the coming year. Our Board pre-approves all audit and non-audit services to be performed by our independent registered public accounting firm. The Board pre-approved 100% of the audit and audit-related services performed by CRI described above.

Required Vote

Ratification requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. A holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will have the effect of a vote against Proposal 2. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 2, as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CARR, RIGGS & INGRAM, L.L.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2025 AND DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of an independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on PCAOB Auditing Standards No. 1301, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 31, 2026.

THE AUDIT COMMITTEE

Mohammad Hasham (Chair)
Hongfei Zhang
George Chuang

In considering the appointment of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm, the Audit Committee considered Carr, Riggs & Ingram, L.L.C. qualifications, experience, independence, tenure as our independent registered public accounting firm, and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the retention of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our named executive officers.

Name	Age	Position
Jerry Tang	42	Chief Executive Officer, President and Chairman of the Board
Jolienne Halisky	52	Chief Financial Officer
Eyal Rozen	58	Chief Operating Officer

Jerry Tang has served as the Chief Executive Officer of One BlockchAIn since October 2021 and the President of One BlockchAIn since January 2026. Since November 2021, Mr. Tang has also served as the Chief Executive Officer of TigerDC, an AI data center development company. Since December 2023, Mr. Tang has also been the Executive Chairman of Gentle Scan, a provider of breast cancer detection services. Since January 2024, Mr. Tang has also been the Chief Executive Officer of Atlas Cloud, an AI cloud infrastructure provider. Since March 2021, Mr. Tang has also been the Founding Partner of VCV Digital, a venture capital company specializing in technology, digital assets, BlockchAIn, and AI. From January 2007 to March 2021, Mr. Tang was a managing director at Natixis, an investment bank. Mr. Tang received a MS in Engineering from Columbia University and a BS in Engineering from Huazhong University of Science & Technology. We believe that Mr. Tang is qualified to serve as a director of BlockchAIn given his deep knowledge of One BlockchAIn and his extensive executive and board experience with industry leading knowledge in artificial intelligence and digital infrastructure.

Jolienne Halisky, CPA, CMA has served as the Chief Financial Officer of One BlockchAIn since August 2025. Ms. Halisky has more than 25 years of financial leadership experience across manufacturing, technology, energy, real estate, and professional services. She previously served as a Fractional CFO with The Finance Group Global from 2023 to August 2025, a consultancy firm, providing fractional CFO services and leading cross-border M&A, tax, and succession planning initiatives. Her prior roles include Business Advisor & Consultant with Boese & Co LLP from 2021 to 2023, Director of Finance & Corporate Services with CAREERS from 2020 to 2021, and Director of Finance with Parkland County from 2019 to 2020. Ms. Halisky holds the Chartered Professional Accountant designation and received her accreditation in 1997.

Eyal Rozen has served as the Chief Operating Officer of One BlockchAIn since January 2026, where he leads operational and business development activities. Mr. Rozen has 25 years of experience spanning AI, Cloud, and Cybersecurity. Prior to joining One BlockchAIn, Mr. Rozen served as Chief Revenue Officer at Atlas Cloud, a Company affiliated with VCV Digital, from March 2025 to January 2026, where he drove global sales, marketing, and enterprise growth strategies. Before Atlas Cloud, he was the Chief Revenue Officer and a Managing Director of Nebius Israel from March 2022 to November 2024, overseeing all aspects of the company’s regional operations. From May 2020 to March 2022, Mr. Rozen was Head of Sales at Sygnia, responsible for global sales. Earlier in his career, Mr. Rozen held leadership positions at Morphisec and Verint, managing large teams across sales, marketing, and support, and building a strong track record in scaling high-performing commercial organizations. Mr. Rozen holds a Bachelor’s degree in Sociology from the University of Haifa, Israel.

COMPENSATION OF EXECUTIVE OFFICERS

Our current named executive officers and employees include: Jerry Tang, our Chief Executive Officer, President and Chairman of the Board, Jolienne Halisky, our Chief Financial Officer, and Eyal Rozen, our Chief Operating Officer.

Prior to the consummation of the Business Combination, One Blockchain engaged Tiger Cloud, a One Blockchain Securityholder, to provide comprehensive management services, including operations management, strategic leadership, human resources, administrative workflow management, and other related management activities. Pursuant to our Management Fee Agreement with Tiger Cloud, dated February 8, 2024 (the “2024 Management Fee Agreement”), we paid an annual management fee of $318,700 for these services and for the year ended December 31, 2024; the labor allocation expense was included in the annual management fee. The fees paid pursuant to the 2024 Management Fee Agreement were allocated to compensate Mr. Tang and Ms. Halisky as officers of One Blockchain. Pursuant to our Management Fee Agreement with Tiger Cloud, dated February 13, 2026 (the “2025 Management Fee Agreement”), we paid an annual management fee of $284,000 for these services and for the year ended December 31, 2025, we incurred $239,000 of labor allocation expense. The fees paid pursuant to the 2025 Management Fee Agreement were allocated to compensate Mr. Tang, Ms. Halisky and Mr. Rozen, as officers of One Blockchain.

Following the consummation of the Business Combination, our Board may develop an executive compensation program that is designed to align compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, retain, incentivize and reward individuals who contribute to the long-term success of the Company. With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns.

Once our compensation program is established, our Board expects to review director and executive compensation periodically to ensure that its director and executive compensation remains competitive such that the Company is able to recruit and retain qualified directors and executives. Once the terms of executive compensation have been finalized, we will file the appropriate disclosures with the Securities Exchange Commission.

The Company anticipates that the compensation program will primarily consist of (i) base salary, (ii) a discretionary cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table

Prior to the Business Combination, certain of our named executive officers were engaged as consultants during 2025 and were compensated through the Management Fee Agreements disclosed above. They did not receive compensation from the Company during that time.

Employment Agreements

The Company has not entered into employment agreements with any of its executive officers. Each executive officer is employed on an at-will basis and serves at the discretion of the Board of Directors.

Outstanding Equity Awards at Fiscal Year-End

There are no outstanding equity awards at the end of the fiscal year.

	OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)(1)	Option exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jerry Tang, CEO and President	0	0	0	—	—	—	—	—	—

Jolienne Halisky, CFO	0	0	0	—	—	—	—	—	—

Eyal Rozen, COO	0	0	0	—	—	—	—	—	—

Compensation Committee Interlocks and Insider Participation

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

Equity Incentive Plans

The Company has adopted the Equity Incentive Plan, which plan was adopted at the closing of the Business Combination. The Equity Incentive Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of BlockchAIn or its affiliates. As of the date of this proxy statement, the aggregate number of common stock reserved and available for grant and issuance under the plan is 7,526,299.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Unless the context otherwise requires, references in this section to (i) the “Company” refers to BlockchAIn Digital Infrastructure, Inc. and, with respect to periods prior to the consummation of the Business Combination, its predecessor, One Blockchain LLC (“One Blockchain”), and (ii) One Blockchain refers to the Company’s predecessor prior to the Business Combination.

Each of Atlas Cloud AI LLC, Tiger AIDC LLC, Tiger AIDC SC1 LLC, Tiger Cloud LLC (“Tiger Cloud”), VCV Digital Solutions LLC (“VCV Digital Solutions”), and VCV Digital Infrastructure Holdings LLC (“VCV Digital Infrastructure”) is an entity controlled by, or affiliated with, Jerry Tang, who is the Chief Executive Officer, President and a director of the Company.

Since January 1, 2025, the Company has engaged in the following transactions in which the amount involved exceeded $120,000 and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or their respective affiliates, had a direct or indirect material interest.

Management Fee Agreements

2025 Management Fee Agreement

The Company engages Tiger Cloud to provide comprehensive management services for our South Carolina facility, including operations management, strategic leadership, research and development, human resources, administrative workflow management, and other related management activities. Pursuant to our Management Fee Agreement with Tiger Cloud, dated February 13, 2026 (the “2025 Management Fee Agreement”), we pay an annual management fee of $284,000 for these services and for the year ended December 31, 2025 we incurred $239,000 of labor allocation expense.

2024 Management Fee Agreement

Pursuant to the Management Fee Agreement with Tiger Cloud, dated February 8, 2024, the Company engaged Tiger Cloud to provide certain management services, including operations management, strategic leadership, accounting, finance, budgeting, forecasting, human resources and audit and compliance services, among other. The Company paid an annual management fee of $318,700.

Surety Bond

As of December 31, 2025, the Company had a loan receivable of $1,083,460 which relates to funds loaned to VCV Digital Infrastructure to support its surety bond requirements. Specifically, One Blockchain provided funds for a commercial deposit (“CD”) in VCV Digital Solutions and to increase the LOC and surety bond. The loan is non-interest-bearing and is expected to be repaid based on contractual agreements between the parties. Specifically, under an Intercompany Loan Agreement, dated as of April 1, 2024, between One Blockchain and VCV Digital Infrastructure, One Blockchain provided a $1,045,315 loan to VCV Digital Solutions for a certificate of deposit that was issued to the Company by VCV Digital Solutions, a wholly-owned subsidiary of VCV Digital Infrastructure, and to support the financial guarantees under a letter of credit (the “LOC”) and the coverage amount under a surety bond, each of which are described further below. The loan is non-interest bearing and is expected to be repaid based on contractual agreements between the parties.

The LOC, as amended, provided for a credit balance of $3 million. The insurer reduced the required balance amount to $2,060,000 in December 2025. The parties to the LOC are Tiger Cloud as the account party; International Fidelity Insurance Company and/or Alleghany Casualty Company and/or HARCO National Insurance Company as the beneficiary; and JPMorgan Chase Bank, N.A. as the issuer. The LOC is irrevocable, and was originally scheduled to expire on August 31, 2025, but has been extended and is subject to automatic extension for additional one-year periods unless terminated at least 60 days prior to the applicable expiration date. The Surety Bond binds the Company, as principal, and HARCO National Insurance Company, as surety, to Lockhart Power as beneficiary, in the amount of $8 million. The Surety Bond was required by Lockhart Power to guarantee all obligations of payment pursuant to the Electric Service Agreement. The Surety Bond has terms with automatic annual renewal and can be terminated 60 days after receipt of written notice of cancellation.

Loans and Accounts Receivable

Blue Ridge Digital Mining

In May 2025, VCV Digital Infrastructure Holdings, a related party, entered into a purchase agreement to acquire 100% of the equity interest in Blue Ridge Digital Mining, making it a wholly owned subsidiary. Concurrently with the transaction, the Company entered into a Purchase and Sale Agreement with Blue Ridge Digital Mining to acquire 60 Antbox containers for a total contractual consideration of $2,332,000, payable in 24 equal monthly installments of $97,167, beginning August 15, 2025, and ending July 15, 2027.

Under a Co-Location Agreement dated as of September 27, 2022 between Blue Ridge Digital Mining and the Company (the “Co-Location Agreement”), we provided hosting services to Blue Ridge Digital Mining, including approximately 9,600 square feet of space within 60 Antboxes and up to 40 MW of reserved power capacity at our South Carolina facility. The agreement had a term of 44 months with options for renewal upon mutual agreement. The Co-Location Agreement provided for Blue Ridge Digital Mining to pay a base license fee (the “Base License Fee”) consisting of $153,069 for first month, $1,956,400 per month for months 2 through 41, and, in the subsequent three months, to $1,467,300, $978,200 and $489,100, respectively, based on use of 30 MW, 20 MW and 10 MW, respectively, and corresponding reduced square footage for the equipment, for such months. The license obligations under the Co-Location Agreement were superseded by the Co-Location Agreement Amendment and the Blue Ridge Digital Mining Settlement Agreement. Under Amendment No. 1 to the Co-Location Agreement, dated as of May 15, 2025 (the “Co-Location Agreement Amendment”), and the Related Party Revenue Transfer Agreement, dated as of May 15, 2025, between Blue Ridge Digital Mining and the Company (the “Related Party Revenue Transfer Agreement”), we became entitled to all revenues of Blue Ridge Digital Mining derived from a Service Framework Agreement between Blue Ridge Digital Mining and Bitmain Technologies Georgia Limited, dated as of August 15, 2022 (the “Bitmain Agreement”).

From October 18, 2023, the payment obligations and related legal rights under the Co-Location Agreement and the MS Guarantee Agreement were made subject to a series of standstill agreements (collectively, the “Standstill Agreements”). Each of the Standstill Agreements generally provided for the scheduled payment of certain payment obligations of Blue Ridge Digital Mining under the Co-Location Agreement and the guarantee obligations of Merkle Standard LLC (“MS”) under the MS Guarantee Agreement, and deferred legal action by any of the parties under the Co-Location Agreement for a certain period, typically consisting of approximately one to three months. The following is a description of the three most recent Standstill Agreements. Under a Standstill Agreement, dated as of January 27, 2025, among Blue Ridge Digital Mining, MS, and One Blockchain, due to certain performance issues under the Co-Location Agreement and the MS Guarantee Agreement, the parties agreed not to file a lawsuit or exercise certain remedies under the Co-Location Agreement before 5:00 PM Eastern Time on February 28, 2025 (the “Standstill Period”). This Standstill Agreement provided, among other things, that Blue Ridge Digital Mining and MS were jointly and severally obligated to pay a total of $1,312,640 to One Blockchain by January 27, 2025. As of January 23, 2025, $656,320 had already been paid. The remaining $656,320 was due by January 27, 2025. One Blockchain was also obligated to pay Blue Ridge Digital Mining for all curtailment credits accrued from January 26, 2025 to the end of the Standstill Period except for a setoff right for any claim based on Blue Ridge Digital Mining having used more than an average of 32 MW of power over the entire Standstill Period. Under a Standstill Agreement, dated as of February 28, 2025, the parties extended the Standstill Period to end at 5:00 PM Eastern Time on March 31, 2025, which was automatically renewable through April 2025. This Standstill Agreement provided, among other things, that Blue Ridge Digital Mining and MS were jointly and severally obligated to pay a total of $1.1 million to One Blockchain by February 28, 2025, and an additional payment of $550,640, by March 5, 2025. If renewed, the payment rate for power would be $0.06/kwH for all capacity, to be paid by Blue Ridge and MS by March 28, 2025. Under a Standstill Agreement, dated as of April 25, 2025, Blue Ridge Digital Mining and MS jointly and severally agreed to make a final payment of $1.414 million to One Blockchain by April 28, 2025.

Under a Confidential Settlement Agreement, Mutual Release, and Separation Agreement, effective as of May 20, 2025, among Blue Ridge Digital Mining, MS), One Blockchain, VCV Digital Infrastructure, and Tiger Cloud (the “Blue Ridge Digital Mining Settlement Agreement”), VCV Digital Infrastructure was required to purchase Blue Ridge Digital Mining from MS and to pay MS $97,167 per month for 24 months, for a total of $2,332,000, pursuant to the Blue Ridge Equity Purchase Agreement (as defined below). The Blue Ridge Digital Mining Settlement Agreement further provided for, (1) a Contribution Agreement by and among MS, VCV Digital Infrastructure Holdings, Tiger Cloud, and Blue Ridge Digital Mining pursuant to which MS contributed a certain promissory note, dated September 29, 2022, executed by VCV Digital Infrastructure Holdings and Tiger Cloud to MS (the “MS Promissory Note”); (2) the Blue Ridge Equity Purchase Security Agreement (as defined below); (3) the Blue Ridge Equity Purchase Agreement Guaranty; and (4) a Bad Boy Personal Guaranty made by Jerry Tang in favor of MS, pursuant to which Tang agreed to certain guarantees with respect to VCV Digital Infrastructure Holdings, Tiger Cloud, and One Blockchain. The Blue Ridge Digital Mining Settlement Agreement further provided that the only assets held by Blue Ridge Digital Mining at the time of closing would be its rights under the Bitmain Agreement and the MS Promissory Note. Pursuant to the Blue Ridge Digital Mining Settlement Agreement, as of May 20, 2025, the Co-Location Agreement, the MS Guarantee Agreement, and the Standstill Agreements were terminated.

On May 15, 2025, VCV Digital Infrastructure Holdings entered into a Purchase and Sale Agreement with MS to acquire 100% of the equity interests in Blue Ridge Digital Mining for $2,332,000 total to be paid in equal monthly installments of $97,167 from August 15, 2025 through July 15, 2027 (the “Blue Ridge Equity Purchase Agreement”).

Under the Co-Location Agreement Amendment and the Related Party Revenue Transfer Agreement, each dated as of May 15, 2025, we became entitled to all revenues of Blue Ridge Digital Mining derived from the Bitmain Agreement. Blue Ridge Digital Mining derives revenues under the Bitmain Agreement for server hosting, maintenance and/or operation services of $0.075 per kWh, subject to certain adjustments, which, pursuant to the Co-Location Agreement Amendment, will be passed directly to One Blockchain. In addition, One Blockchain will be entitled to 50% of certain credits received by Blue Ridge Digital Mining pursuant to the Bitmain Agreement related to the period prior to the date of the Co-Location Agreement Amendment.

One Blockchain

As of December 31, 2025, One Blockchain had accounts receivable from related parties totaling $2,144,506, arising from operational activities. These amounts are expected to be settled in the normal course of business. These related party receivables include $1,640,171 due from Tiger Cloud LLC and $504,335 due from VCV Digital Solutions. These balances reflect transactions related to the Company’s ongoing business operations and financial arrangements with related entities.

Equity Ownership

Tiger Cloud and VCV Digital Solutions, LLC, each of which is controlled by Mr. Tang, beneficially own an aggregate of 26,297,214 shares of the Company’s common stock.

Registration Rights Agreement

In connection with the business combination, the Company entered into a registration rights agreement with certain stockholders, including Tiger Cloud and VCV Digital Solutions, LLC, each of which is controlled by Mr. Tang, pursuant to which such stockholders are entitled to demand and piggyback registration rights.

Indemnification

The Company’s charter and bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, the Company has entered into indemnification agreements with its directors and executive officers.

Related Party Policy

The Company has adopted a written related party transaction policy requiring that any related party transaction be reviewed an approved by the Audit Committee. In approving such transactions, the Audit Committee considers, among other factors, whether the transaction is on terms comparable to those that could be obtained at arm’s-length dealings with an unrelated third party and whether the transaction is in the best interests of the Company and its stockholders.

A “related person transaction” is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which: (i) the Company or any of its subsidiaries is or will be a participant; (ii) any Related Party has or will have a direct or indirect material interest; and (iii) the amount involved exceeds, or is expected to exceed, the then-applicable threshold for potential disclosure under Item 404 of Regulation S-K adopted by the SEC. This also includes any material amendment or modification to an existing Related Party Transaction.

A “Related Party” means any person who is or was (since the beginning of the last fiscal year for which the Company was required to file an Annual Report on Form 10-K, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of the company’s voting securities, or an Immediate Family Member of any such person. “Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for:

•        each of our named executive officers;

•        each of our directors;

•        all of our executive officers and directors as a group; and

•        each stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and shares of common stock underlying restricted stock units that may be settled within 60 days of the Record Date.

The percentage ownership columns in the table is based on 37,646,133 shares of our common stock issued and outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock that they beneficially own, subject to applicable community property laws.

Except as otherwise set forth below, the business address of each of the directors and executive officers is c/o BlockchAIn Digital Infrastructure, Inc., 1540 Broadway, Suite 1010, New York, NY 10036.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	% of Class Beneficially Owned
More than 5% Stockholders:
Tiger Cloud LLC(1)	15,100,970	40.11%
VCV Digital Solutions LLC(2)	11,196,244	29.74%
COAT Family LLC(3)	3,188,220	8.46%

Named Executive Officers and Directors
Jerry Tang(4)	26,297,214	69.85%
Jolienne Halisky	—	*
Eyal Rozen	—	*
George Chuang	—	*
Mohammad Hasham	—	*
Daniel Nelson(5)	40,444	*
Hongfei Zhang	—	*
All Directors and Executive Officers as a group (7 persons)	26,337,658	69.96%

____________

*        Represents beneficial ownership of less than 1%

(1)      Tiger Cloud LLC is the record holder of 15,100,970 shares of common stock. Jerry Tang is the managing member of Tiger Cloud LLC and, as such, may be deemed to have voting and dispositive power over the shares held by Tiger Cloud LLC.

(2)     VCV Digital Solutions LLC is the record holder of 11,196,244 shares of common stock. Jerry Tang is the managing member of VCV Digital Solutions LLC and, as such, may be deemed to have voting and dispositive power over the shares held by VCV Digital Solutions LLC.

(3)      The address of COAT Family LLC is 300 W 43rd St, New York, NY 10036. JTC Trust Company (Delaware) Limited (formerly First Republic Trust Company of Delaware) is the Trustee of the Trust.

(4)      Consists of (1) 11,196,244 shares of common stock held of record by VCV Digital Solutions LLC and (ii) 15,100,970 shares of common stock held of record by Tiger Cloud LLC. Mr. Tang is the managing member of each of Tiger Cloud LLC and VCV Digital Solutions LLC and, as such, may be deemed to have beneficial ownership of the shares held by each such entity. Mr. Tang disclaims any beneficial ownership of the securities held by VCV Digital Solutions LLC and Tiger Cloud LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(5)      Consists of (i) 37,527 shares of common stock held of record by Mr. Nelson and (ii) 2,917 shares of common stock held of record by The Nelson Revocable Living Trust and, as such, Mr. Nelson may be deemed to have beneficial ownership of the shares held by such entity.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. The Section 16 Reporting Persons are in compliance with the Section 16 filing requirements.

The Company became subject to Section 16(a) reporting requirements in March 2026 upon the consummation of its business combination and listing on NYSE American. Based solely on our review of reports filed with the SEC and written representations from our directors and executive officers, we believe that all required Section 16(a) reports were timely filed during the period from March 2026 through the date of this proxy statement.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2025 Annual Report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2025 Annual Report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2025 Annual Report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our CFO at 1540 Broadway, Suite 1010, New York, NY 10036. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker, or other nominee record holder, or may contact our CFO as described above.

STOCKHOLDER PROPOSALS FOR PRESENTATION
AT THE 2027 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2027 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is no earlier than 150 calendar days, or December 6, 2026, and no later than 120 calendar days before the anniversary date of the proxy statement distributed to shareholders in connection with the 2026 Annual Meeting, or January 5, 2027, unless the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of the 2026 Annual Meeting, in which case proposals must be submitted on the 120th day prior to the day of the 2027 Annual Meeting and no later than the later of (A) 5:00 p.m., local time, on the 90th day before the 2027 Annual Meeting or (B) 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting was first made by the Corporation.

Stockholder proposals should be addressed to BlockchAIn Digital Infrastructure, Inc., 1540 Broadway, Suite 1010, New York, NY 10036.

By Order of the Board of Directors,

/s/ Jerry Tang
Jerry Tang
Chairman of the Board, CEO and President

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available without charge upon written request to: BlockchAIn Digital Infrastructure, Inc., CEO, 1540 Broadway, Suite 1010, New York, NY 10036. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at https://oneBlockchAIn.ai/ under “SEC Filings.”

PROXY CARD

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Jerry Tang and Jolienne Halisky as proxies of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of BlockchAIn Digital Infrastructure, Inc. (the “Company”), to be held via to be held at 2 p.m. (Eastern Daylight time) on June 16, 2026 via live webcast using the following information:

Webcast: https://stctransfer.zoom.us/webinar/register/WN_6P10Hp-dQYu4-GKFgiDODQ and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated April 29, 2026 (the “Notice”), a copy of which has been received by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND “ FOR” PROPOSAL 2. This proxy when properly executed will be voted in the manner directed. If no such directions are specified, this proxy will be voted “FOR” the nominees listed in Proposal 1 and “FOR” Proposal 2 and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any postponement or adjournment thereof.

1.	PROPOSAL 1. ELECTION OF DIRECTORS — A proposal to elect two Class I directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.
☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
NOMINEES:
☐	Daniel Nelson
☐	Hongfei Zhang
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark an “X” in the box next to each nominee you wish to withhold.
2.	PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM —
	For	Against	Abstain
A proposal to ratify the appointment of of Carr, Riggs & Ingram, L.L.C. as our independent registered public accounting firm for the fiscal years ending December 31, 2025 and December 31, 2026.	☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL, “ FOR” PROPOSAL 2, AND AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.